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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 7, 2009

                        Global Pari-Mutual Serivces, Inc.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Nevada                  000-32509                 88-0396452
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(State or other jurisdiction of    (Commission              (IRS Employer
 incorporation or organization)    File Number)           Identification No.)


            1231 West Honeysuckle Lane
                   Chandler, AZ                                 85248
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     (Address of Principal Executive Offices)                 (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (415) 302-8621
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                                       N/A
        ----------------------------------------------------------------
        (Former name, former address, and formal fiscal year, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 7.01, and 8.01  Regualtion FD Disclosure, Other Events

On December 8, 2009, the Company issued the following press release.

Global Pari-Mutuel Services (GPRM) looks to increase revenues with the launch of two new websites

In order to capture a more significant portion of the Advance Deposit Wagering
(ADW) market on horse, harness and dog racing in the United States and internationally. GPRM, through its wholly owned subsidiary Royal Turf Club, has just launched two new websites, RTCSportOfKings.com and TrackPlayer.com. These two websites are the first of a series of websites GPRM plans to launch after completing an extensive upgrade to their state of the art software.

GPRM generates revenue as a handling charge, not on wins or loses. The website receives payment for each bet placed though the system.

ADW is the fastest growing segment of online horse and dog track wagering. Now that all software upgrades have been completed, GPRM has created the most user friendly websites for off track wagering available for racetrack gambling in the United States today. These sites allow the user to place their wagers online and then watch the results as the race comes live to them via streaming video. Users can bet on many races from various race tracks around the country. Presently users can set up accounts using their credit card. GPRM will also be offering an e-check option in the next few weeks.

According to Mr. James A. Egide, founder and Chief Executive Officer said "these two sites are the first of many that GPRM has planned to launch over the next year. Since online wagering is the fastest growing segment of the market, we see great opportunities to expand these distribution channels for market-specific applications. Utilizing the new marketing data mining tools and social networking options such as Facebook(TM) we have seen positive responses from the initial test marketing we have done. With the core wagering applications now complete, this provides us with the tools to expand into other revenue streams, unlike any other wagering site."

GPRM provides secure wager processing services and develops secure, user friendly websites focused on the growth of their business.

SAFE HARBOR ACT DISCLAIMER

The statements contained in this release and statements that the company may make orally in connection with this release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in the forward-looking statements, since these forward-looking statements involve risks and uncertainties that could significantly and adversely impact the company's business. Therefore, actual outcomes and results may differ materially from those made in forward-looking statements.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Global Pari-mutuel Services, Inc.



Dated:  December 8, 2009                       By /s/ James A. Egide
                                               --------------------------------
                                               James A. Egide
                                               Chief Executive Officer